Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT (the “Amendment”), dated as of December 18, 2008, among Apogee Enterprises, Inc. (the “Borrower”), the lending institutions listed on the signature pages hereto (collectively, the “Lenders”), The Bank of New York Mellon (formerly known as The Bank of New York) (“BNYM”), as resigning administrative agent, and JPMorgan Chase Bank, N.A. (“JPMorgan”) as successor administrative agent for the Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

(1) The Borrower, the Lenders, the Administrative Agent and the L/C Issuer are parties to that certain Credit Agreement, dated as of May 4, 2005, as amended by Amendment No. 1 to Credit Agreement dated as of November 14, 2006, (as in effect immediately prior to the effect of this Amendment, the “Credit Agreement”);

(2) The Credit Agreement provides, among other things, that any amendment thereto shall be in writing and signed by the Borrower and either (i) the Required Lenders or the Administrative Agent with the consent of the Required Lenders or (ii) all the Lenders or the Administrative Agent with the consent of all the Lenders, as the case may be;

(3) The parties hereto have agreed to amend the Credit Agreement in order to, among other things, appoint a successor Administrative Agent; and

(4) Under the Credit Agreement, the appointment of a successor Administrative Agent requires consent of the Borrower and the Required Lenders.

SECTION 1. Amendments. The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 2, amended as follows:

(a) BNYM hereby resigns as Administrative Agent. Pursuant to Section 9.07 of the Credit Agreement, the Required Lenders, with the consent of the Borrower, hereby appoint JPMorgan, and JPMorgan accepts such appointment, as successor Administrative Agent. Accordingly, upon the effectiveness of this Amendment, JPMorgan shall act as the sole Administrative Agent for all purposes under the Credit Documents (including, without limitation, the Subsidiary Guaranty).

(b) Each reference to “The Bank of New York” appearing in the Credit Agreement (other than references to BNYM (i) solely in its capacity as a Lender, (ii) in the definition of Existing Credit Agreement, (iii) in Section 6.01(g)) and (iv) in the definition of LIBOR Reference Bank) is amended and restated in its entirety to read as “JPMorgan Chase Bank, N.A.”. Accordingly, upon the effectiveness of this Amendment, JPMorgan shall act as the sole Swing Line Lender and as the sole L/C Issuer (provided that, solely with respect to the Letters of Credit previously issued by BNYM and outstanding as of the date hereof (the “BNYM L/Cs”), BNYM shall continue for all purposes of the Credit Agreement to be a L/C Issuer with respect to all Letters of Credit issued prior to the date of this Amendment and, without limitation, entitled to the benefits and protections accorded the L/C Issuer under Sections 2.06, 3.07(b), 4.06(c), 11.05 (solely with respect to the BNYM L/Cs to the extent still outstanding at such time), 11.06 and 11.09 of the Credit Agreement).

(c) The definition of “Alternate Base Rate” in Section 1.01(c) of the Credit Agreement is amended and restated in its entirety to read as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the rate of interest from time to time publicly announced by the Administrative Agent at its principal office in The City of New York as its prime rate in effect on such day (the “Prime Rate”), (b) the Federal Funds Rate in effect on such day plus  1/2 of 1% and (c) the rate equal to the sum of LIBOR for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) and the Net Applicable Margin; provided that, for the avoidance of doubt, LIBOR for any day shall be based on the rate appearing on Page 3750 on the Dow Jones Telerate Service (or on any successor or substitute page of such page) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Rate or LIBOR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or LIBOR, respectively.

(d) Section 1.01(c) of the Credit Agreement is amended to add the following definition in the appropriate alphabetical order:

“Net Applicable Margin” mean, at any date, the Applicable Margin for Eurodollar Loans on such date minus the Applicable Margin for ABR Loans on such date.

(e) The first sentence of Section 3.03(c) of the Credit Agreement is amended to add the phrase “and on each outstanding ABR Loan of such Lender for any period during which the Alternate Base Rate is determined under clause (c) of the definition thereof” immediately before the parenthetical appearing therein.

(f) The fourth sentence of Section 3.03(c) of the Credit Agreement is amended to add the phrase “and in respect of each ABR Loan for any period during which the Alternate Base Rate is determined under clause (c) of the definition thereof” immediately before the period at the end therein.

(g) The last sentence of Section 5.01(k) of the Credit Agreement is amended to add the phrase “, except as described on Schedule 5.01(k)” prior to the period at the end thereof.

(h) The third sentence of Section 5.01(o) of the Credit Agreement is amended to add the phrase “, except as described on Schedule 5.01(o)” prior to the period at the end thereof.

(i) The last sentence of Section 5.01(o) of the Credit Agreement is amended to add the phrase “, except as disclosed in the Borrower’s most recent Annual Report submitted to the SEC on form 10-K, as updated in the Borrower’s subsequent Quarterly Reports submitted to the SEC on form 10-Q, in each case to the extent submitted on or before December 18, 2008” prior to the period at the end thereof.

(j) Section 9.02(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(b) Anything in the Credit Documents notwithstanding, none of the institutions identified in this Agreement as a Co-Syndication or a Co-Documentation Agent shall have any obligation hereunder other than as Lenders.”

(k) Clause (iii) of the proviso appearing in Section 10.03(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(iii) a Lender may only make an assignment or other transfer of its Loans or Commitment in the minimum amount of $5,000,000 (unless each of the Borrower and the Administrative Agent otherwise consent) unless such Lender’s Loans or Commitment is less than $5,000,000, in which case such Lender may only make an assignment or other transfer of all of its Loans or Commitment and”

(l) Section 11.07 of the Credit Agreement is amended by amending and restating the notice information applicable to the Administrative Agent, Swing Line Lender and the L/C Issuer to read as follows:

“if to the Administrative Agent or the Swing Line Lender:

JPMorgan Chase Bank, N.A.

10 South Dearborn Street

Chicago, Illinois 60603

Telecopy: (312) 385-7096

Attention: Lisa Smith

with a copy to:

JPMorgan Chase Bank, N.A.

10 South Dearborn Street

Chicago, Illinois 60603

Telecopy: (312) 794-7413

Attention: James M. Sumoski;

if to the L/C Issuer:

JPMorgan Chase Bank, N.A.

10 South Dearborn Street

Chicago, Illinois 60603

Telecopy: (312) 732-2729

Attention: Susan Moy

with a copy to:

JPMorgan Chase Bank, N.A.

10 South Dearborn Street

Chicago, Illinois 60603

Telecopy: (312) 794-7413

Attention: James M. Sumoski”

(m) The Exhibits to the Credit Agreement, with the exception of Exhibits D-1, D-2 and D-3, are amended to amend and restate all references to “The Bank of New York” and its addresses to read as “JPMorgan Chase Bank, N.A.” with its address at “10 South Dearborn Street, Chicago, Illinois 60603”.

(n) Existing Schedules 5.01(b), 5.01(f), 7.02(b) and 7.02(c) are amended and restated, and new Schedules 5.01(k) and 5.01(o) are added, in each case as are set forth on Annex A hereto.

SECTION 2. Conditions of Effectiveness

This Amendment shall become effective on the date when, and only when, all of the following conditions precedent shall have been satisfied, or waived in writing by the Required Lenders (such date, the “Amendment Effective Date”):

(a) BNYM as the resigning Administrative Agent and JPMorgan as the successor Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Required Lenders, BNYM as resigning Administrative Agent and JPMorgan as successor Administrative Agent;

(b) The representations and warranties set forth in Section 3 of this Amendment are true and correct as of the date hereof and will be true and correct on the Amendment Effective Date; and

(c) The Borrower shall have paid all costs, fees and expenses in connection with this Amendment.

SECTION 3. Indemnification

For the avoidance of doubt, the provisions of Sections 4.06(a), (b) and (d) and Article IX of the Credit Agreement shall continue to inure to BNYM’s benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Credit Agreement and the provisions of Sections 4.06(c) and (d) of the Credit Agreement shall continue inure to BNYM’s benefit as to any actions taken or omitted to be taken by it as L/C Issuer under the Credit Agreement.

SECTION 4. Representations and Warranties

The Borrower represents and warrants to the Administrative Agent and the L/C Issuer and to each Lender as follows:

(a) The representations and warranties contained in Section 5.01 of the Credit Agreement are and will be true, correct and complete with respect to this Amendment as if this Amendment and the Credit Agreement were Credit Documents referred to in such representations and warranties, on and as of the date hereof and on the Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(b) As of the date hereof, no Default or Event of Default has occurred and is continuing.

SECTION 5. Reference to and Effect on the Credit Agreement

(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, and the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the L/C Issuer, the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

SECTION 6. Costs and Expenses

The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the resigning Administrative Agent, the successor Administrative Agent, and their respective Affiliates in connection with the preparation, negotiation, execution, delivery and administration, of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees, charges and disbursements of counsel for the resigning Administrative Agent and counsel for the successor Administrative Agent).

SECTION 7. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower, BNYM as resigning Administrative Agent and JPMorgan as successor Administrative Agent. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Separability

In case of anyone or more of the provisions contained in this Amendment shall be invalid, illegal and unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 9. Applicable Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

APOGEE ENTERPRISES, INC.

By:	/s/ Gary R. Johnson
Name:	Gary R. Johnson
Title:	Vice-President, Treasurer

THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), as resigning Administrative Agent

By:	/s/ John T. Smathers
Name:	John T. Smathers
Title:	First Vice President

THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), as a Lender

By:	/s/ John T. Smathers
Name:	John T. Smathers
Title:	First Vice President

JPMORGAN CHASE BANK, N.A.,
as successor Administrative Agent

By:	/s/ James M. Sumoski
Name:	James M. Sumoski
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and as L/C Issuer

By:	/s/ James M. Sumoski
Name:	James M. Sumoski
Title:	Vice President

Signature Page to

Amendment No. 2 to Credit Agreement

HARRIS N.A. formerly HARRIS TRUST AND SAVINGS BANK, as Co-Syndication Agent, Co-Documentation Agent and as a Lender

By:	/s/ Gary D. Clark
Name:	Gary D. Clark
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Co-Syndication Agent, Co-Documentation Agent and as a Lender for U.S. Bank

By:	/s/ Ludmila Yakovlev
Name:	Ludmila Yakovlev
Title:	Portfolio Manager

COMERICA BANK, as a Lender

By:	/s/ Timothy O’Rourke
Name:	Timothy O’Rourke
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian Buck
Name:	Brian Buck
Title:	Vice President

Signature Page to

Amendment No. 2 to Credit Agreement